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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OR REPORT:  JUNE 26, 1995

                         Commission File No. 1-10020



                          Assix International, Inc.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


              Delaware                                  59-2855398
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      (State of Incorporation)            (I.R.S. Employer Identification No.)


           100 North Tampa Street, Suite 3575, Tampa, Florida 33602
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                   (Address of principal executive offices)


                                 813-224-0228
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              Registrant's telephone number, including area code


           505 East Jackson Street, Suite 220, Tampa, Florida 33602
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(Former name, former address and former fiscal year, if changed since last year)
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ITEM 5.    OTHER EVENTS

     At its annual meeting of stockholders held on May 31, 1995, a majority of the Company's outstanding shares of common capital stock approved an Agreement of Sale pursuant to which the Company will transfer all of its automotive operating assets to a newly formed wholly-owned subsidiary, Assix Automotive, Inc., in exchange for 100% of the issued and outstanding shares of the newly formed entity. Under the terms of the Agreement, these operating automotive assets will be transferred by the Company to its wholly-owned subsidiary at a closing to be held on June 30, 1995.

     The Company's shareholders also approved at its annual meeting of stockholders an amendment to the Company's Certificate of Incorporation pursuant to which the name of the Company would be changed to Excal Enterprises, Inc. By adopting this amendment, the Company will be able to assign all rights to the use of its name and developed as part of its automotive operating business to Assix Automotive, Inc. and thereby enable the Company to diversify its operations. To that end, the Company filed a Certificate of Amendment reflecting this name change with the Delaware Office of the Secretary of State on June 13, 1995.


ITEM 7.    EXHIBITS

  Reg. S-B
Item 601 No.           Exhibit Label                    Description
- ------------           -------------                    -----------
    (3)                     "A"                 Certificate of Amendment of
                                                Certificate of Incorporation



                                 SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.


                                              ASSIX INTERNATIONAL, INC.
                                                     (Registrant)



                                              By: /s/ W. Carey Webb
                                                  ------------------------------
                                                      W. Carey Webb, President
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                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                          ASSIX INTERNATIONAL, INC.


        ASSIX INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

        FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the board, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and placing such amendment on the agenda of the annual meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, That Article I of the Corporation's Certificate of Incorporation be amended to read in its entirety as follows:

               "THE NAME OF THE CORPORATION SHALL BE EXCAL ENTERPRISES, INC."

        SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
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        THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Assix International, Inc. has caused this certificate to be signed by R. Park Newton, III, its Chairman of the Board of Directors, this 8th day of June, 1995.


                                           R. Park Newton, III
                                           ----------------------------------
                                           R. Park Newton, III
                                           Chairman of the Board of Directors